SunTrust Banks, Inc. 3Q 2010 Earnings Presentation October 21, 2010 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K, Quarterly Reports on Form
10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, future levels of and rates of change in delinquencies, future levels of nonperforming loans and charge-offs, the future level of service charge income, the impact of legislative and regulatory changes, the level of future losses from repurchase requests, the size of future reserve additions, future levels of litigation related costs, and future levels of the allowance for loan losses are forward-looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,”
“potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; recently enacted legislation, or legislation enacted in the future, or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies;
depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding;
consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks;
hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and 2010, credit rating agencies downgraded the credit ratings of
SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE Table of Contents IV. RISK REVIEW V. APPENDIX

Third Quarter Highlights
I. HIGHLIGHTS
• Earnings of $0.17 per share improved significantly compared to last year and last quarter
• Estimated Tier 1 common ratio of 8.00%, up 8 basis points sequentially
• Asset quality continued to improve
• Favorable deposit volume, mix and rate trends continued and loan portfolio stabilized
• Revenue increased sequentially with higher net interest income and strong mortgage and investment banking revenue
• Core expenses remain well managed, though sequentially higher
• Increasingly pleased with operational execution and resultant impact on client satisfaction, retention and revenue
• Environmental factors include weak economy with expectation that improvement will continue slowly
• Manageable legislative/regulatory impacts based on current knowledge

Regulatory and Legislative Update
I. HIGHLIGHTS
Impacts Appear Manageable
Comments Potential Impact
Regulation E
SunTrust Fee Change
• Client “opt-in” for
overdrafts
• No charge < $5.00 items
• $80-$120 million annual
• $40-$50 million annual
Derivatives (Volcker) $100 million 2009 revenue Minimal
Debit Interchange (Durbin) • $250 million in 2009
revenue
• 55% Signature
• 45% Pin
Unknown
Deposit Insurance • Change in assessment
base methodology
• $25-$35 billion estimated
increase in base
1
Unknown
Capital Standards (Collins) $2.3 billion TRUPS affected ~175 basis point cumulative Tier 1 capital
reduction over 3 years
beginning 2013
1.  Estimate prepared using current SunTrust balance sheet and SunTrust’s interpretation of the definitional language included in the Dodd-Frank Bill

3Q 2010 2Q 2010 1Q 2010 4Q 2009
Estimate Actual                 Actual Actual
Increasing Capital Position Enhanced with Earnings
Tier 1 Common Ratio
Tangible Common Equity Ratio
1
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
2
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share
1
Capital Ratio Trend
II. CAPITAL
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
2. TARP preferred included in Tier 1 ratio contributes an estimated 3.65% to the 9/30/10 Tier 1 capital ratio, 3.67% at 6/30/10, 3.57% at 3/31/10, and 3.48% at 12/31/09
7.67%
6.73%
12.96%
9.48%
16.43%
$35.29
$22.59
7.70%
6.88%
13.13%
9.56%
16.68%
$35.40
$22.76
7.92%
7.18%
13.51%
9.84%
16.96%
$36.19
$23.58
8.00%
7.26%
13.60%
9.95%
16.55%
$37.01
$24.42

8.0%
4.5%
2.5%
3Q 2010 Estimated Basel III
7.0%
Strong Estimated Tier 1 Common Ratio Compared to Regulatory Standards; $10.7 Billion of Capital
Tier 1 Common
II. CAPITAL
$1.3B
Excess
1. 2019 is the effective date for Basel III requirement; does not include counter-cyclical buffer
2. Basel III capital limitations related to mortgage servicing rights (MSR) and deferred tax assets (DTA) are expected to have an immaterial impact on SunTrust’s Tier capital ratios
$3.3B
Buffer
1,2

($ in millions, except per share data)
Earnings Per Share of $0.17 and Net Income of $153 Million Before Preferred Dividends
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Pre-Tax Income/(Loss)
Provision/(Benefit) for Income Taxes
Net Income/(Loss)
Preferred Dividends
Net Income/(Loss) Available to Common Shareholders
Net Income/(Loss) Per Average Common Diluted Share
% Change          % Change          % Change
3Q 2010               2Q 2010             3Q 2009         YTD 2010         YTD 2009
$1,266
615
1,047
2,313
1,499
167
14
153
69
84
$0.17
$3,676
2,139
2,697
6,373
4,362
(225)
(230)
5
206
(201)
$(0.41)
5%
(7)%
10%
7%
0%
NM
NM
NM
0%
NM
NM
8%
(46)%
35%
19%
5%
NM
NM
NM
0%
NM
NM
9%
(31)%
(9)%
0%
(15)%
NM
64%
NM
(3)%
86%
88%
NM – not meaningful; changes over 100% or where results change from negative to positive or vice versa

0%
(1)%
1%
2%
(6)%
6%
12%
(1)%
0%
4%
(6)%
6%
0%
(3)%
(6)%
1%
3%
1%
($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
1
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered and Foreign Deposits
Total Deposits
3Q 2010 2Q 2010 2Q 2010 3Q 2009
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $6.7 billion of nonaccrual and restructured loans
Loan Portfolio Stabilized; Deposit Volumes, Mix and Rates Improved Slightly
$32,480
14,785
3,292
27,266
14,134
5,872
7,770
1,049
$106,648
$26,511
23,514
39,839
4,074
14,381
8,914
117,233
2,740
$119,973
0%
(5)%
2%
7%
(25)%
24%
47%
(6)%
2%
16%
(23)%
23%
(2)%
(11)%
(22)%
3%
10%
3%
(8)%
(5)%
(39)%
(4)%
(11)%
16%
17%
6%
(6)%
8%
(2)%
23%
9%
(14)%
(32)%
2%
(47)%
0%

U.S. Treasury
U.S. Agency
MBS – Agency
U.S. States and Subdivisions
MBS – Private
Corporate & Other
Asset – Backed Securities
Other Equity
Total AFS
3Q 2010                 2Q 2010                $ Change
Securities
Available for Sale
($ in millions, period-end balances)
Securities Portfolio
III. FINANCIAL PERFORMANCE
$6.4
1.9
17.0
0.7
0.4
0.5
0.9
2.6
$30.3
$5.4
1.0
16.2
0.9
0.4
0.5
0.9
2.4
$27.6
$1.0
0.9
0.8
(0.2)
-
-
-
0.2
$2.7
High-Quality Securities Portfolio Increased with Early 3Q 2010 Treasury and Agency Purchases
Note:  Columns may not foot due to rounding

3.10%
3.27%
3.32%
3.41%
3.33%
3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
Margin Expanded from Lower Funding Costs
•
Margin expanded due to
favorable deposit trends and
stable earning asset yields
•
Margin expected to remain
roughly stable sequentially
•
Risks to margin include impacts
of prolonged low rate
environment, a shift in deposit
volume and mix, and loan
pricing
•
Opportunities include continued
deposit re-pricing and lower
NPAs
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Provision Expense Declined Due to Modest Reserve Release and Small Decline in Charge-offs
Provision For Credit Losses
III. FINANCIAL PERFORMANCE
Provision for Credit Losses
1
Net Charge-offs
Net Charge-off Ratio
Net ALLL Incr/(Decr)
2
Allowance to Loan Ratio
2
3Q 2010       2Q 2010       1Q 2010       4Q 2009        3Q 2009
$1,134
$1,006
3.33%
$128
2.61%
1.  Includes impacts of $5 million, $40 million and $15 million reductions in unfunded commitment reserves in 3Q 2010, 2Q 2010 and 1Q 2010, respectively. 4Q 2009 includes $57 million in provision for unfunded commitments . This expense was recorded in Other Expense prior to 4Q 2009 (see appendix for prior period amounts)
2.  Does not include unfunded commitment reserves
$974
$821
2.83%
$96
2.76%
$862
$821
2.91%
$56
2.80%
$662
$722
2.57%
$(20)
2.81%
$615
$690
2.42%
$(70)
2.69%

Noninterest Income
Net Adjustments
1
Adjusted Noninterest Income
Sequential Quarter Drivers
Mortgage Production
Mortgage Servicing
Investment Banking
($ in millions)
Strong Quarter for Mortgage and Investment Banking Income
1.  Adjustment detail included in appendix includes securities gains and losses
Noninterest Income
III. FINANCIAL PERFORMANCE
$952
121
$831
$(16)
88
58
10%
19%
$149
44
38
35%
17%
$775
(70)
$845
$1,047
59
$988
$133
132
96
Change
3Q 2010          2Q 2010          3Q 2009 2Q 2010 3Q 2009
$
Change
3Q 2010          2Q 2010

0
20
40
60
80
100
120
140
1Q 2009 2Q2009 3Q2009 4Q2009 1Q2010 2Q2010 3Q2010
New Requests (4Q 2008 = 100)
Pending requests (4Q 2008 = 100)
Repurchase requests from older vintages
remain high …
…and more recent production has a lower risk profile
Losses and new request volume declined, but remain volatile
0%
10%
20%
30%
40%
50%
60%
70%
80%
2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
2006 & Prior 2007 2008 & 2009
1. Indexed view of quarterly new repurchase requests and quarter-end pending request population with 4Q 2008 values equal to 100
2. Percent of each quarter’s repurchase request by vintage; totals 100% each quarter
3. Percent of outstanding unpaid balance by vintage; totals 100% and excludes loans originated by SunTrust but serviced by others.
III. FINANCIAL PERFORMANCE
Mortgage Repurchase Trends
Unpaid
Bal
3
%
Alt-A
%
Avg
FICO
Full Doc
%
Avg Orig
LTV %
2006 & prior 23% 25% 711 66% 74%
2007 22% 5% 715 77% 77%
2008 & 2009
2010
46%
9%
0%
0%
762
773
96%
100%
68%
68%
3Q 2009   4Q 2009   1Q 2010   2Q 2010   3Q 2010
Repurchase Reserves
($ in millions)
Beginning Balance 92 123 200 210 256
Reserve Additions 136 220 128 148 95
Charge-Offs (105) (143) (118) (102) (81)
Ending Balance 123 200 210 256 270
1
2

Noninterest Expense
Net Adjustments
Adjusted Noninterest Expense
1
Sequential Quarter Drivers
Employee Compensation and
Benefits
Other Non-Interest Expense
1,2
Credit Related Costs
3
($ in millions)
Sequentially Higher Expenses Driven by Revenue-Related Compensation and Legal-Related Expenses
1.  Adjustment detail included in appendix
2.  Excludes adjustments above and certain credit related expenses. Detail included in appendix
3.  Includes operating losses, credit and collections, other real estate expense, additions to mortgage re-insurance reserves but does not include additional personnel expense related to credit administration or default management
Noninterest Expense
III. FINANCIAL PERFORMANCE
$1,503
68
$1,435
$682
163
177
0%
4%
$26
17
3
5%
7%
$1,429
34
$1,395
$1,499
12
$1,487
$709
180
180
Change
3Q 2010          2Q 2010          3Q 2009 2Q 2010 3Q 2009
Expense Results
$
Change
3Q 2010          2Q 2010
1

Asset Quality Metrics
IV. RISK REVIEW
Asset Quality Continued to Improve
1. Excludes reserve for unfunded commitments of $55 million in 3Q 2010, $60 million in 2Q 2010 and $100 million in 1Q 2010
2. Includes $(5) million provision for unfunded commitment reserves in 3Q 2010,  $(40) million in 2Q 2010, and $(15) million in 1Q 2010
3. 1Q 2010 includes $160 million in LHFS nonaccruals
($ in millions)
3Q 2010 2Q 2010 1Q 2010 3Q10 vs 2Q10 2Q10 vs 1Q10
Total Loans at End of Period $115,055 $112,925 $113,979 $2,130 ($1,054)
Allowance for Loans & Lease Losses
1
3,086 3,156 3,176 (70) (20)
Net Charge-offs 690 722 821 (32) (99)
Provision Expense
2
615 662 862 (47) (200)
NPAs
3
5,069 5,463 6,043 (394) (580)
NPLs to Total Loans 3.80% 4.16% 4.55% (0.36) (0.39)
NPAs to Total Loans + OREO/OA
3
4.38% 4.81% 5.26% (0.43) (0.45)
ALLL to Loans 2.69% 2.81% 2.80% (0.12) 0.01
NCOs (Annualized to Average Loans) 2.42% 2.57% 2.91% (0.15) (0.34)
30-89 Days Past Due 1.24% 1.26% 1.19% (0.02) 0.07
30-89 Days Past Due
(excluding federally
guaranteed student loans and GNMA
repurchases)
0.96% 0.98% 1.04% (0.02) (0.06)

Loan Portfolio
IV. RISK REVIEW
1.  Approximately 91% of the student loan portfolio was government-guaranteed at September  30 and  90% at June 30, 2010
Asset Quality Issues Remain Concentrated in Real Estate Secured Portfolios
($ in millions)
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
3Q 2010 Portfolio 2Q 2010 Portfolio 3Q 2010 2Q 2010 3Q 2010 2Q 2010
Commercial $32,847 29% $32,523 29% 0.77% 1.06% 0.21% 0.21%
Commercial Real Estate 14,813 13% 15,134 13% 1.09% 0.33% 0.62% 0.81%
Consumer Direct - Student Loans
1
4,437 4% 3,723 3% 0.33% 0.51% 8.14% 9.09%
Consumer Direct - Other 2,055 2% 1,989 2% 0.84% 1.59% 0.62% 0.48%
Total Consumer - Direct  6,492 6% 5,711 5% 0.54% 0.87% 5.76% 6.09%
Consumer - Indirect 8,165 7% 6,953 6% 0.56% 0.51% 0.80% 0.84%
Credit Cards 1,002 1% 1,031 1% 6.81% 7.92% 2.38% 2.44%
Real Estate Home Equity Lines 15,292 13% 15,443 14% 3.24% 3.55% 1.36% 1.25%
Real Estate 1-4 Family 32,003 28% 31,126 28% 3.89% 3.81% 1.74% 1.79%
Real Estate Construction 4,440 4% 5,004 4% 10.21% 13.05% 0.92% 1.08%
Total SunTrust  $115,055 100% $112,925 100% 2.42% 2.57% 1.24% 1.26%
Total SunTrust - excluding federally guaranteed
student loans and GNMA repurchases  $110,406 100% $109,018 100% 2.48% 2.66% 0.96% 0.98%

1.  Excludes $12 million of mark-to-market loans held for sale in 3Q 2010 and $14 million for 2Q 2010
2.  Does not include nonaccruals
3.  GNMA  repurchases are FHA/VA guaranteed loans that were repurchased from GNMA securities
Residential Mortgages $32,003
Residential Mortgages
IV. RISK REVIEW
Core Portfolio Asset Quality Improved; Continued Runoff of Stressed Portfolios
($ in millions)
Portfolio Profile Credit Quality Metrics
Loan Type
09/30/10
Balance
06/30/10
Balance
09/30/2010
$ Nonaccruals
1
06/30/2010            09/30/10
$ Nonaccruals
1
60+ DLQ
2
06/30/10
60+ DLQ
2
Core Portfolio $25,582 $24,412 $1,438 $1,570 1.40% 1.44%
Home Equity Loans 1,701 1,798 60 62 0.69 1.00
Prime 2
nd
2,529 2,648 65 68 2.31 2.23
Lot Loans 867 935 192 214 2.58 3.18
Alt-A 1
st
552 588 143 176 4.33 3.61
Alt-A 2
nd
164 175 19 24 5.95 6.28
GNMA Repurchases
3
609 570 - - - -
Total $32,003 $31,126 $1,916 $2,114 1.51% 1.58%

Home Equity Lines $15,292
1. Excludes 3   party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3. Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
09/30/10
Balance
% of
Total
06/30/10
Balance
3Q 10
Charge-off
4
%
2Q 10
Charge-off
4
%
3Q 10
Nonaccrual
%
2Q 10
Nonaccrual
%
3
rd
Party
Originated $1,394 9% $1,446 9.63% 10.50% 3.93% 3.80%
CLTV > 80%
1
(Florida) 1,642 11 1,684 7.02 7.87 3.31 3.34
CLTV > 90%
2
1,439 9 1,481 3.79 3.69 1.77 1.75
Core Portfolio
3
10,817 71 10,832 1.66 1.85 1.48 1.44
Total $15,292 100% $15,443 3.24% 3.55% 1.91% 1.88%
Home Equity Lines
IV. RISK REVIEW
Balances Declined; Asset Quality Stable
($ in millions)
rd

1. Annualized quarterly net charge-off ratio
($ in millions)
Charge-offs Decreased; Balances and NPLs Continued to Decline
Construction $4,440
Portfolio Profile Credit Quality Metrics
Type
09/30/10
Balance
06/30/10
Balance
3Q 10
%
FL
3Q 10
C/O
1
%
$
NPLs
FL
NPLs
%
3Q 10
30 +
DLQ
2Q 10
30 +
DLQ
Construction Perm
$546 $591 23% 7.70% $133 33% 3.87% 3.52%
Residential
Construction
712 868 26 19.87 308 37 2.25 2.72
Residential A&D
818 948 20 28.74 413 24 2.12 1.98
Residential Land 377 426 37 9.66 192 46 2.74 1.09
Commercial
Construction
1,220 1,375 23 2.77 131 42 0.64 0.29
Commercial A&D 308 324 23 2.38 64 39 0.74 1.15
Commercial Land
459 472 27 6.39 57 27 1.43 1.54
Total
$4,440 $5,004 25% 10.21% $1,297 34% 1.83% 1.66%
IV. RISK REVIEW
Construction

86% of Accruing TDRs are Current on Principal and Interest Payments, and 71% of Total TDRs
are Current
IV. RISK REVIEW
TDR Composition
($ in millions) Troubled Debt Restructures $3,504
09/30/2010 % of 09/30/2010 % of 09/30/2010 % of
Balance Total Balance Total Balance Total
Current $2,165 86% $328 33% $2,493 71%
30 DPD               198 8%                 55 6%               253 7%
60 DPD                 93 4%                 57 6%               150 4%
90 DPD                 51 2%                 43 4%                 94 3%
120+ DPD                   9 <1               505 51%               514 15%
Total $2,516 100% $988 100% $3,504 100%
Total TDRs
Payment Status
   Nonaccruing TDRs Accruing TDRs

Credit Summary
IV. RISK REVIEW
•
Overall, asset quality continued to improve
•
Delinquencies were stable to down, except in the federally guaranteed loan portfolios; non-
performing loans and non-performing assets declined.  We expect the delinquency ratios to fluctuate in a narrow range until general economic conditions improve
•
Charge-offs declined overall, while commercial real estate related charge-offs increased
•
Consumer and mortgage asset quality metrics were stable or improved
•
Construction balances continued to decline; delinquencies and non-performing loans were down but remain at elevated levels
•
Accruing TDR balances increased to $2.5 billion, with 86% current for interest and principal payments at 3Q 2010
•
Overall, credit quality is expected to improve in 4Q.  NPLs and charge-offs in the fourth quarter are expected to decline modestly.  Charge-offs on real estate secured portfolios are anticipated to remain elevated
•
We expect ALLL levels to trend downward at a pace that is consistent with improvements in credit quality

22 Appendix

($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
Fair Market Adjustments – Trading
STI Debt Valuation-Trading
Fair Value Adjustments – Mortgage Production
Auction Rate Securities – Trading
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
V. APPENDIX
%                   %
Change        Change
3Q 2010     2Q 2010       3Q 2009       2Q 2010       3Q 2009
10%
19%
35%
17%
$952
57
1
63
2
(2)
121
$831
$775
47
14
(131)
(11)
11
(70)
$845
$1,047
69
17
(22)
(6)
1
59
$988

Total Noninterest Expense
Net Loss/(Gain) on Debt Extinguishment
AHG Write-down (Other Exp)
Net Adjustments
Adjusted Noninterest Expense
Change
3Q 2010        2Q 2010        3Q 2009 2Q 2010 3Q 2009
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX
$1,503
63
5
68
$1,435
0%
4%
5%
7%
$1,429
2
31
34
$1,395
$1,499
12
-
12
$1,487

Credit Related Expense
Unfunded Commitment Reserve (Other Exp)
1
Mortgage Reinsurance
Operating Losses
Credit & Collections (Other Exp)
Other Real Estate (Other Exp)
Total Credit Related
Other Expense
Reported
Adjustments
2
Credit Related (Other Exp)
Adjusted Other Expense
Additional Noninterest Expense Disclosures
V. APPENDIX
$
Change
3Q 2010         2Q 2010        3Q 2009          2Q 2010 3Q 2009
($ in millions)
Totals may not foot due to rounding
1.  Unfunded commitment reserve expense recorded in provision expense prospectively beginning in 4Q 2009
2.  From appendix slide 24
$ -
7
27
69
77
$180
326
-
146
180
$ -
9
16
66
86
$177
320
5
152
163
$29
10
18
69
88
$214
356
31
186
139
$ -
(2)
11
3
(9)
$3
6
(5)
(6)
17
$(29)
(3)
9
-
(11)
$(34)
(30)
(31)
(40)
41

(As of 09/30/10, $ in millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs are loans that are well-secured
3. Excludes Home Equity nonaccruals of $60 million, $11 million of mark-to-market loans held for sale and $82 million of residential real estate loans managed on commercial  system
Nonaccruals that have been through the specific
write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non-
accruals with
write-down
+ +
Non-
accruals
without
specific
write-down
=
Total
non-
accruals
3
% Loss
severity
Core
Portfolio
$1,295 $(520) $774 $162 $420 $1,356 35.7%
Prime 2
nd
408 (408) -- -- 65                 65 100.0%
Lot
Loans
297 (174) 123 34 35 192 52.6%
Alt-A 1
st
145 (57) 88 6 50 143 38.0%
Alt-A 2
nd
92 (84) 9 -- 10 19 90.5%
Total $2,237 $(1,243) $994 $202 $579 $1,775
Residential Mortgage
Nonaccrual Balances Decreased; 67% of Nonaccruals Have Been Through the Write-Down Process
1
V. APPENDIX
write-down
2
Non-
accruals not
requiring

Reconciliation of Non GAAP Measures
V. APPENDIX
($ in millions, except per share data)
September 30 June 30 March 31 December 31 September 30
2010 2010 2010 2009 2009
Total shareholders' equity                $23,438 $23,024 $22,620 $22,531 $22,908
Goodwill, net of deferred taxes                     (6,192) (6,197) (6,202) (6,204) (6,205)
Other intangible assets including MSRs, net of deferred taxes (1,174) (1,409) (1,761) (1,671) (1,560)
MSRs 1,072 1,298 1,641 1,539 1,423
Tangible equity              17,144 16,716 16,298 16,195 16,566
Preferred stock (4,936) (4,929) (4,923) (4,917) (4,911)
Tangible common equity $12,208 $11,787 $11,375 $11,278 $11,655
Total assets                 $174,703 $170,668 $171,796 $174,165 $172,718
Goodwill                 (6,323) (6,323) (6,323) (6,319) (6,314)
Other intangible assets including MSRs (1,204) (1,443) (1,800) (1,711) (1,604)
MSRs 1,072 1,298 1,641 1,539 1,423
Tangible assets                 $168,248 $164,200 $165,314 $167,674 $166,223
Tangible equity to tangible assets               10.19% 10.18% 9.86% 9.66% 9.96%
Tangible common equity to tangible assets 7.26% 7.18% 6.88% 6.73% 7.01%
Tangible book value per common share $24.42 $23.58 $22.76 $22.59 $23.35
Three Months Ended